Pacific Select Fund NSAR 06-30-13
Exhibit 77O

              PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
                          REPORT PURSUANT TO RULE 10F-3
                          QUARTER ENDED MARCH 31, 2013

ITEM                                                               SECURITIES PURCHASED
--------------------------------------------------  --------------------------------------------------
(1)      Name of Issuer                                                 Zoetis, Inc

(2)      Description of Security (name, coupon,                   ZTS IPO; Cuisp 98978V10
         maturity, subordination, common
         stock, etc.)

(3)      Date of Purchase                                                1/31/2013

(4)      Date of Offering                                                1/31/2013

(5)      Unit Price                                                       $26.00

(6)      Principal Amount of Total Offering                          $2,238,600,000.00

(7)      Underwriting Spread:

         Dollars ($)                                                       $0.96

         Percent (%)                                                       3.70%

(8)      Names of Syndicate Members                   JP Morgan/ BofA Merrill Lynch/ Morgan Stanley/
         FOR THE PURCHASED 10F-3 ONLY:                 Barclays/ Citigroup/ Credit Suisse/ Deutsche
         Insert all Syndicate Members (not                Bank Securities/ Goldman, Sachs & Co./
         just those listed on cover of                 Guggenheim Securities/ Jeffries/ BNP Paribas/
         offering document).                         HSBC/ Loop Capital Markets/ RBC Capital Markets/
                                                      The Williams Capital Group, LP/ UBS Investment
                                                      Bank/ Lebenthal Capital Markets/ Piper Jaffray/
                                                                    Ramirez & Co., Inc.

(9)      Dollar Amount of Purchase by the                              $1,588,600.00
         Portfolio

(10)     % of Offering Purchased by Portfolio                             0.0710%

(11)     % of Offering Purchased by                                        1.90%
         Associated Accounts (including this
         Portfolio). Limit is no more than 25%

(12)     % of Portfolio Assets Applied to                                  0.11%
         Purchase

(13)     Name(s) of Syndicate Members (s)                           BofA Merrill Lynch
         from whom Purchased

(14)     Name of Affiliated Underwriter                        J.P. Morgan Securities, Inc.



                                    PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED MARCH 31, 2013

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 5/10/13                                             Signed: /s/ MADALINA BAL
      -------                                                     ------------------------
                                                          Name:  Madalina Bal
                                                          Title: Vice President

                   PACIFIC SELECT FUND - REAL ESTATE PORTFOLIO
                          REPORT PURSUANT TO RULE 10F-3
                          QUARTER ENDED MARCH 31, 2013

ITEM                                                               SECURITIES PURCHASED
--------------------------------------------------  --------------------------------------------------
(1)      Name of Issuer                                         Terreno Realty Corporation

(2)      Description of Security (name, coupon,                         Common Stock,
         maturity, subordination, common                              CUSIP = 88146M101
         stock, etc.)

(3)      Date of Purchase                                                 2/20/2013

(4)      Date of Offering                                                 2/20/2013

(5)      Unit Price                                                        $16.60

(6)      Principal Amount of Total Offering                            $83,000,000.00

(7)      Underwriting Spread:

         Dollars ($)                                                        $0.75

         Percent (%)                                                        4.52%

(8)      Names of Syndicate Members                     Goldman, Sachs & Co., KeyBanc Capital Markets
         FOR THE PURCHASED 10F-3 ONLY:                 Inc., Stifel, Nicolaus & Company, Incorporated,
         Insert all Syndicate Members (not             Robert W. Baird & Co. Incorporated, Mitsubishi
         just those listed on cover of                 UFC Securities (USA), Inc., PNC Capital Markets
         offering document).                          LLC, JMP Securities LLC, Regions Securities LLC,
                                                            Compass Point Research & Trading LLC

(9)      Dollar Amount of Purchase by the                                $952,508.00
         Portfolio

(10)     % of Offering Purchased by                                        1.1476%
         Portfolio

(11)     % of Offering Purchased by: All                                   7.1000%
         Associated Accounts (including
         this Portfolio). Limit is no more
         than 25%.

(12)     % of Portfolio Assets Applied to                                  0.0800%
         Purchase

(13)     Name(s) of Syndicate Members (s)                 Goldman, Sachs & Co. and KeyBanc Capital
         from whom Purchased                                            Markets Inc.

(14)     Name of Affiliated Underwriter                     Mitsubishi UFJ Securities (USA), Inc.



                                    PACIFIC SELECT FUND - REAL ESTATE PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED MARCH 31, 2013

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 4/25/13                                             Signed: /s/ TED BIGMAN
      -------                                                     ------------------------
                                                          Name:  Ted Bigman
                                                          Title: Managing Director

                 PACIFIC SELECT FUND - VALUE ADVANTAGE PORTFOLIO
                          REPORT PURSUANT TO RULE 10F-3
                           QUARTER ENDED JUNE 30, 2013

ITEM                                                               SECURITIES PURCHASED
--------------------------------------------------  --------------------------------------------------
(1)      Name of Issuer                                                 Gogo Inc.

(2)      Description of Security (name,                        Common Stock; Cusip 38046C10
         coupon, maturity, subordination,
         common stock, etc.)

(3)      Date of Purchase                                                6/20/2013

(4)      Date of Offering                                                6/20/2013

(5)      Unit Price                                                       $17.00

(6)      Principal Amount of Total Offering                           $187,000,000.00

(7)      Underwriting Spread:

         Dollars ($)                                                       $1.19

         Percent (%)                                                       7.00%

(8)      Names of Syndicate Members                   Morgan Stanley, JP Morgan, UBS Investment Bank,
         FOR THE PURCHASED 10F-3 ONLY:                Allen & Compnay LLC, Evercore Partners, William
         Insert all Syndicate Members (not                                 Blair
         just those listed on cover of
         offering document).

(9)      Dollar Amount of Purchase by the                               $627,300.00
         Portfolio

(10)     % of Offering Purchased by                                       0.3355%
         Portfolio

(11)     % of Offering Purchased by                                       4.630%
         Associated Accounts

(12)     % of Portfolio Assets Applied to                                 0.0836%
         Purchase

(13)     Name(s) of Syndicate Members (s)                             Morgan Stanley
         from whom Purchased

(14)     Name of Affiliated Underwriter                                 JP Morgan


Revised November 14, 2011




                                    PACIFIC SELECT FUND - VALUE ADVANTAGE PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED JUNE 30, 2013

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 8/16/13                                             Signed: /s/ ROBERT KRAVANTKA
      -------                                                     ------------------------
                                                          Name:  Robert Kravantka
                                                          Title: Vice President

             PACIFIC SELECT FUND - PSF REAL ESTATE PORTFOLIO
                          REPORT PURSUANT TO RULE 10F-3
                           QUARTER ENDED JUNE 30, 2013

ITEM                                                               SECURITIES PURCHASED
--------------------------------------------------  --------------------------------------------------
(1)      Name of Issuer                                     Alexandria Real Estate Equities, Inc.

(2)      Description of Security (name,                                 Common Stock,
         coupon, maturity, subordination,                             CUSIP = 015271109
         common stock, etc.)

(3)      Date of Purchase (Provide proof of                              05/14/2013
         purchase, e.g., trade ticket)

(4)      Date of Offering                                                05/14/2013

(5)      Unit Price                                                        $73.50

(6)      Principal Amount of Total Offering                            $485,100,000.00

(7)      Underwriting Spread:

         Dollars ($)                                                        $2.94

         Percent (%)                                                        4.00%

(8)      Names of Syndicate Members                         Merrill Lynch, Pierce, Fenner & Smith
         FOR THE PURCHASED 10F-3 ONLY:                  Incorporated, Citigroup Global Markets Inc.,
         Insert all Syndicate Members (not               J.P. Morgan Securities LLC, RBS Securities
         just those listed on cover of                   Inc., Scotia Capital (USA) Inc., Robert W.
         offering document).                           Baird & Co. Incorporated, BB&T Capital Markets,
                                                        BNY Mellon Capital Markets, LLC, Capital One
                                                        Southcoast. Inc., Credit Agricole Securities
                                                              (USA) LLC, Evercore Group L.L.C.,
                                                         Mitsubishi UFJ Securities (USA), Inc., SMBC
                                                           Nikko Capital Markets Limited, SunTrust
                                                                  Robinson Humphrey, Inc.,

(9)      Dollar Amount of Purchase by the                               $2,355,675.00
         Portfolio

(10)     % of Offering Purchased by Portfolio                              0.4856%

(11)     % of Offering Purchased by: All                                   3.2576%
         Associated Accounts (including this
         Portfolio). Limit is no more than 25%.

(12)     % of Portfolio Assets Applied to                                  0.1900%
         Purchase

(13)     Name(s) of Syndicate Members (s)                            BofA Merrill Lynch
         from whom Purchased

(14)     Name of Affiliated Underwriter                                Mitsubishi UFJ



                                    PACIFIC SELECT FUND - REAL ESTATE PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED JUNE 30, 2013

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 7/16/13                                             Signed: /s/ TED BIGMAN
      -------                                                     ------------------------
                                                          Name:  Ted Bigman
                                                          Title: Managing Director